SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ X]  Preliminary Proxy Statement

[    ]      Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2)
[    ]      Definitive Proxy Statement
[    ]      Definitive Additional Materials

[    ]      Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
            240.14a-12

                     FEDERATED WORLD INVESTMENT SERIES, INC.

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                   (Name of Registrant as Specified In Its Charter)

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       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:
            ------------------------------------------------------------

      3)    Filing Party:
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      4)    Date Filed:
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2

Federated World Investment Series, Inc.
Federated International High Income Fund




PROXY STATEMENT - PLEASE VOTE!

     TIME IS OF THE ESSENCE. . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

Federated World Investment Series, Inc., will hold a special meeting of shareholders of Federated International High Income Fund (the "Fund") on May 25, 2001. It is important for you to vote on the issue described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issue.

The following is an introduction to the process and the proposal.

WHY AM I BEING ASKED TO VOTE?

Mutual funds are required to obtain shareholders' votes for certain types of changes like the one included in this Proxy Statement. You have a right to vote on such changes.

HOW DO I VOTE MY SHARES?

You may vote by telephone at 1-800-690-6903 or through the Internet at WWW.PROXYVOTE.COM. You may also vote in person at the meeting or complete and return the enclosed Proxy Card.

If you:

1. choose to help save the Fund time and postage costs by voting through the Internet or by telephone, please do not return your Proxy Card.

2. do not respond at all, we may contact you by telephone to request that you cast your vote.

3. sign and return the Proxy Card without indicating a preference, your vote will be cast "for" the proposal.

WHAT IS THE ISSUE?

The proposal is to remove the Fund's fundamental investment diversification policy.

The Fund invests primarily in sovereign bonds of emerging market countries. The obligations of a country are treated as one issuer, meaning that the Fund cannot invest (with regard to 75% of its assets) more than 5% in the sovereign debt of any one country.

WHY IS THIS "FUNDAMENTAL INVESTMENT POLICY" BEING REMOVED?

The Fund's adviser has determined that pursuing the current fundamental investment diversification policy is no longer in the best interest of the Fund and its shareholders.

Some emerging market countries have a much higher credit and investment risk than others. The Fund's current fundamental investment diversification policy limits its flexibility to invest more of its assets in those emerging market countries and securities that offer a better opportunity for investment.

WHO DO I CALL WITH QUESTIONS ABOUT THE PROXY STATEMENT?

Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is
1-800-341-7400.





  After careful consideration, the Board of Directors has unanimously approved this proposal. The Board recommends that you read the enclosed materials carefully and vote FOR the proposal.



                     FEDERATED WORLD INVESTMENT SERIES, INC.

                    FEDERATED INTERNATIONAL HIGH INCOME FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 25, 2001

A Special Meeting of the shareholders of Federated International High Income Fund (the "Fund"), a portfolio of Federated World Investment Series, Inc. (the "Company"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on May 25, 2001, for the following purposes:

1. To remove the Fund's fundamental investment policy regarding investment diversification;

2. To transact such other business as may properly come before the meeting or any adjournment thereof.



The Board of Directors has fixed March 26, 2001 as the record date for determination of shareholders entitled to vote at the meeting.

                                       By Order of the Board of Directors,



                                       John W. McGonigle
                                       Secretary

 March 26, 2001


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YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP
LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

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                                        4

                                                      PRELIMINARY PROXY

                                 PROXY STATEMENT

                     FEDERATED WORLD INVESTMENT SERIES, INC.

                    FEDERATED INTERNATIONAL HIGH INCOME FUND

                            Federated Investors Funds

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE MEETING

      The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Board" or "Directors"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on May 25, 2001, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Fund or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Fund may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

      The purpose of the Special Meeting is set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about April 6, 2001, to shareholders of record at the close of business on March 26, 2001 (the "Record Date"). On the Record Date, the Fund had outstanding 11,201,583 shares of capital stock.

      The Fund's annual report, which includes audited financial statements for the fiscal year ended November 30, 2000, was previously mailed to shareholders. The Fund's semi-annual report, which contains unaudited financial statements for the period ended May 31, 2000, was also previously mailed to shareholders. The Company will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of the Fund's annual report and/or semi-annual report. Requests for the annual report or semi-annual report for the Fund may be made by writing to the Company's principal executive offices or by calling the Company. The Company's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Company's toll-free telephone number is 1-800-341-7400.

         PROPOSAL: APPROVAL OR DISAPPROVAL OF REMOVING THE FUND'S FUNDAMENTAL
                INVESTMENT POLICY REGARDING INVESTMENT DIVERSIFICATION

      At its meeting on February 12, 2001, the Fund's Directors unanimously approved removing the Fund's fundamental investment policy regarding investment diversification. This change is being submitted for shareholder approval at this Special Meeting.

      The Fund invests in foreign, high yield, fixed income securities. Foreign fixed income securities are debt securities issued by foreign governments or corporations. High yield debt securities are lower-rated securities, often rated below investment grade, that generally offer relatively higher interest rates.

      In purchasing these securities, the Fund is presently subject to two separate diversification restrictions. First, as a matter of investment policy, the Fund is required to invest 75% of its assets such that securities of any one issuer do not comprise more than 5% of the Fund's total assets. Second, under the Internal Revenue Code, the Fund is required to invest 50% of its assets such that securities of any one issuer do not comprise more than 5% of total assets and the other 50% of its assets such that securities of any one issuer do not comprise more than 25% of total assets. You are being asked to approve removing the first restriction. The Fund would continue to be subject to the Internal Revenue Code's diversification requirement. Thus, the proposal would free the Fund to invest an additional 25% of its assets without being subject to the requirement that any more than 5% be invested in one issuer. The Fund would be required to invest in at least 12 issuers instead of at least 16 issuers. If the Fund invests more of its assets in an issuer under the proposed policy than would be permitted by the present policy, and that issuer defaults on its obligations, the Fund may have a greater loss from the default.

      For purposes of the Fund's diversification policy, a foreign government (such as that of Argentina) is treated as a single issuer, as is each individual corporation organized or operating in such country that issues high yield, fixed income securities. Because of the existing policy, the Fund is limited in the amount of foreign government obligations of particular countries it may acquire and consequently is usually required to invest in the obligations of multiple foreign governments (even if some of such government issuers are considered to be less attractive) or multiple issuers in a particular country (even if, for example, the corporate issuers in such country are considered less attractive from an investment point of view than the foreign government issuer itself).

      The Fund believes that it will benefit from the flexibility to invest larger amounts of its assets in one issuer especially when it invests in sovereign obligations of foreign governments. As part of its investment strategy, the Fund invests primarily in high yield, fixed income securities. Often the most attractive such investments in emerging market countries are securities issued by the governments of those countries rather than similarly rated securities issued by corporations. In other words, purchasing lower-rated emerging market government bonds often entails taking less credit risk to obtain higher yields than purchasing lower-rated corporate bonds. Federated Global Investment Management Co., the Fund's investment adviser (the "Adviser"), believes that it is usually less likely that a foreign government will default on its obligations than will a corporation.

      When the Adviser determines that foreign government obligations offer better value than corporate securities, investing the Fund's assets pursuant to its current diversification policy can pose a difficult challenge since there are only a limited number of countries, usually emerging market countries, issuing lower-rated securities. While the Fund recognizes the importance of diversifying its investments across many issuers, this is only of benefit to the Fund in the case of foreign government securities if the country's relative credit standing is acceptable to the Adviser. The Adviser believes that the Fund needs greater flexibility to invest in those foreign countries that the Adviser determines offer the best investment value. The Fund's current diversification policy has the effect of requiring that the Adviser invest in countries and securities that it views less favorably than others.

      The Fund's current fundamental investment policy regarding diversification, which cannot be changed without shareholder approval, is as follows:

      With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

      You are being asked to approve the elimination of this policy. Approval requires the affirmative vote of the lesser of: (a) 67% or more of the Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Fund.

         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS APPROVAL OF REMOVING THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENT
                                 DIVERSIFICATION

                           INFORMATION ABOUT THE FUND

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

       Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTER SET FORTH IN THE ATTACHED NOTICE.

      In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

      If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUND

Officers and Directors of the Fund own less than 1% of the Fund's outstanding shares.

At the close of business on the Record Date, the following person(s) owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund:

FROJACK Co., Grand Forks, ND, owned approximately 699,040 Class A Shares (26.05%); and Edward Jones & Co., Maryland Heights, MO, owned approximately 401,885 Class A Shares (14.97%); and Charles Schwab & Co. Inc., San Francisco, CA, owned approximately 148,900 Class A Shares (5.55%).

MLPF&S, for the sole benefit of its customers, Jacksonville, FL, owned approximately 362,357 Class C Shares (50.28%); and Edward Jones & Co., Maryland Heights, MO, owned approximately 43,142 Class C Shares (5.99%).

      OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY




      The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated World Investment Series, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

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     SHAREHOLDERS  ARE REQUESTED TO COMPLETE,  DATE AND SIGN THE ENCLOSED  PROXY
CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

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                                    By Order of the Board of Directors,



                                    John W. McGonigle
                                    Secretary

March 26, 2001

                     FEDERATED WORLD INVESTMENT SERIES, INC.

                    FEDERATED INTERNATIONAL HIGH INCOME FUND

INVESTMENT ADVISER

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.

175 Water Street
New York, NY  10038-4965

DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Federated International High Income Fund (the "Fund"), a portfolio of Federated World Investment Series, Inc. (the "Company"), hereby appoint Michael D. McLean, Dana F. Quinn, Alecia A. Allison, Maureen A. Ferguson, and William F. Haas or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on May 25, 2001, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                    TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENT DIVERSIFICATION

                    FOR             [   ]
                    AGAINST         [   ]
                    ABSTAIN         [   ]




                                                YOUR VOTE IS IMPORTANT Please
                                                complete, sign and return this
                                                card as soon as possible.


                                                Dated


                                                Signature

Please sign this proxy exactly as your name appears on the books of the Company. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

     YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903, OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM.